UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
_______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 9, 2015
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Exact name of registrants as specified in
Commission	their charters, address of principal executive	IRS Employer
File Number	offices and registrants' telephone number	Identification Number
1-14465	IDACORP, Inc.	82-0505802
1-3198	Idaho Power Company	82-0130980
1221 W. Idaho Street
Boise, ID 83702-5627
(208) 388-2200
State or Other Jurisdiction of Incorporation: Idaho

Former name, former address and former fiscal year, if changed since last report: None.
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On July 9, 2015, IDACORP, Inc. ("IDACORP") entered into an amendment (the "IDACORP Amendment") to its Second Amended and Restated Credit Agreement, dated October 26, 2011, as amended, among IDACORP, as the borrower, Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto (the "IDACORP Credit Agreement"). The IDACORP Amendment revised the definition of the phrase "Change in Control" in Section 1.1 of the IDACORP Credit Agreement.

Also on July 9, 2015, Idaho Power Company ("Idaho Power") entered into an amendment (the "Idaho Power Amendment") to its Second Amended and Restated Credit Agreement, dated October 26, 2011, as amended, among Idaho Power, as the borrower, Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto (the "Idaho Power Credit Agreement"). The Idaho Power Amendment revised the definition of the phrase "Change in Control" in Section 1.1 of the Idaho Power Credit Agreement.

A copy of the IDACORP Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01, and a copy of the Idaho Power Amendment is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01. The descriptions of the IDACORP Amendment and Idaho Power Amendment are qualified in their entirety by the complete text of the IDACORP Amendment and Idaho Power Amendment. Except as otherwise expressly provided in the IDACORP Amendment and Idaho Power Amendment, all of the respective terms, conditions, and provisions of the IDACORP Credit Agreement and Idaho Power Credit Agreement remain the same.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following exhibits are being filed as part of this report:

Exhibit No.	Description
10.1
First Amendment to Second Amended and Restated Credit Agreement, dated July 9, 2015, among IDACORP, Inc., Wells Fargo Bank, National Association, and the lenders a party thereto, amending the Second Amended and Restated Credit Agreement, dated October 26, 2011, among IDACORP, Inc., various lenders, Wells Fargo Bank, National Association, as administrative agent, swingline lender, and LC issuer, JPMorgan Chase Bank, N.A., as syndication agent and LC issuer, KeyBank National Association and Union Bank, N.A., as documentation agents, and Wells Fargo Securities, LLC, J.P. Morgan Securities Inc., Keybanc Capital Markets, and Union Bank, N.A. as joint lead arrangers and joint book runners

10.2
First Amendment to Second Amended and Restated Credit Agreement, dated July 9, 2015, among Idaho Power Company, Wells Fargo Bank, National Association, and the lenders a party thereto, amending the the Second Amended and Restated Credit Agreement, dated October 26, 2011, among Idaho Power Company, various lenders, Wells Fargo Bank, National Association, as administrative agent, swingline lender, and LC issuer, JPMorgan Chase Bank, N.A., as syndication agent and LC issuer, KeyBank National Association and Union Bank, N.A., as documentation agents, and Wells Fargo Securities, LLC, J.P. Morgan Securities Inc., Keybanc Capital Markets, and Union Bank, N.A. as joint lead arrangers and joint book runners

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
Dated:  July 10, 2015
IDACORP, INC.
By:   /s/ Steven R. Keen
Steven R. Keen
Senior Vice President, Chief Financial
Officer, and Treasurer

IDAHO POWER COMPANY
By:   /s/ Steven R. Keen
Steven R. Keen
Senior Vice President, Chief Financial
Officer, and Treasurer

EXHBIT INDEX

Exhibit No.	Description
10.1
First Amendment to Second Amended and Restated Credit Agreement, dated July 9, 2015, among IDACORP, Inc., Wells Fargo Bank, National Association, and the lenders a party thereto, amending the Second Amended and Restated Credit Agreement, dated October 26, 2011, among IDACORP, Inc., various lenders, Wells Fargo Bank, National Association, as administrative agent, swingline lender, and LC issuer, JPMorgan Chase Bank, N.A., as syndication agent and LC issuer, KeyBank National Association and Union Bank, N.A., as documentation agents, and Wells Fargo Securities, LLC, J.P. Morgan Securities Inc., Keybanc Capital Markets, and Union Bank, N.A. as joint lead arrangers and joint book runners

10.2
First Amendment to Second Amended and Restated Credit Agreement, dated July 9, 2015, among Idaho Power Company, Wells Fargo Bank, National Association, and the lenders a party thereto, amending the the Second Amended and Restated Credit Agreement, dated October 26, 2011, among Idaho Power Company, various lenders, Wells Fargo Bank, National Association, as administrative agent, swingline lender, and LC issuer, JPMorgan Chase Bank, N.A., as syndication agent and LC issuer, KeyBank National Association and Union Bank, N.A., as documentation agents, and Wells Fargo Securities, LLC, J.P. Morgan Securities Inc., Keybanc Capital Markets, and Union Bank, N.A. as joint lead arrangers and joint book runners